Exhibit 99.3

A message from Chris Vincze

Greetings,

TRC has just announced that we have signed a definitive agreement to be acquired by New Mountain Capital, a growth-oriented investment firm. This will involve a change in our status from a publicly-traded company to a private business. I know many of you have questions, and we will have plenty of opportunities to connect in the coming weeks as we finalize this process. First, it’s important that you know a few key facts:

•                  We are not expecting changes to our current executive management team, staff, locations, sector focus, or operations.  This transaction unlocks value for our loyal shareholders and will allow TRC to continue on its strategy and to make the long-term investments, technology upgrades and strategic acquisitions to become North America’s #1 engineering and construction management firm.

•                  We anticipate significant advancements in our technology strategy, given New Mountain’s deep experience in software and information analytics.  New Mountain is excited to invest in TRC’s technology capabilities and execute on a software product commercialization strategy.

•                  I, personally, and many other members of the senior leadership team spent significant time with the team from New Mountain over the last few months.  We are confident they have a strong understanding of our mission, our strategy and our values and will be an excellent partner to support our future growth.

•                  Until we close at the end of the fiscal year, we are still a public company and need to report our financials in accordance with SEC regulations.

New Mountain Capital is a growth oriented investment firm with more than $15 billion in private equity, public equity, and credit capital assets under management. All of New Mountain Capital’s efforts emphasize intensive fundamental research and a focus on growth and investor “value added”, rather than reliance on excessive risk, as the best path to high and consistent long term returns.

New Mountain Capital has experience investing in professional services businesses and has had a 10+ year effort studying the engineering, environmental consulting and construction / project management space.

This Monday, April 3, at 12:00pm EDT, I will host an all-employee webinar to share more background and to give you an opportunity to ask questions directly. If you wish to join, please sign up at: https://global.gotowebinar.com/join/4882548890555650049/730341494. If you would like to submit questions in advance, please email Nicole Collins.

We will also be equipping leadership and designated client relationship managers with materials to communicate about this news with clients and colleagues. It’s important to note that our clients should not anticipate any changes at all to our work together—TRC will continue with business as usual throughout this process, and we will continue to deliver the same exceptional, creative solutions on which our clients depend. If your clients come to you with questions about this news, please flag them with your sector leader so that we can ensure that all of our clients receive clear, consistent updates.

During this transition period, know that we will be guided by the same principles that have always shaped our decisions and we remain dedicated to making the Earth a better place to live—community by community and project by project.

Thank you,

Chris

Christopher P. Vincze
Chairman and Chief Executive Officer

cvincze@trcsolutions.com

Wannalancit Mills, 650 Suffolk Street, Lowell, MA  01854

T: 978-656-3530 | F: 978-458-9140 | C: 617-510-1068

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Copyright © 2017. TRC Companies, Inc.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  The Company intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed transactions. This communication does not constitute a solicitation of any vote or approval.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER.  Investors and stockholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Company’s website at www.trcsolutions.com.

Certain Information Concerning Participants

The Company, its directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions.  Information about such persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, and any interest they have in the proposed transactions, will be set forth in the Company’s definitive proxy statement when it is filed with the SEC.  You can find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2016, and its Annual Report on Form 10-K for the year ended June 30, 2016, which was filed with the SEC on August 31, 2016.  These documents (when available) may be obtained as indicated above.

Safe Harbor for Forward-Looking Statements

Certain statements in this communication may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to the proposed transaction and business combination between New Mountain Capital and the Company, including statements regarding the benefits and the anticipated timing of the proposed transactions. You can generally identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. You should consider statements that contain these words carefully because they discuss the Company’s future expectations, contain projections of the Company’s future results of operations or of its financial condition, or state other “forward-looking” information. There may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, (i) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transactions on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transactions disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against the Company, its officers or directors related to the Merger Agreement or the proposed transactions, (viii) the possibility that competing offers or acquisition proposals for the Company will be made; (ix) risks related to the equity financing and related guarantee arrangements entered into in connection with the proposed transactions; and

(x) the ability of New Mountain Capital to implement its plans, forecasts, and other expectations with respect to the Company’s business after the completion of the proposed transactions and realize additional opportunities for growth and innovation. In addition, please refer to the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.